Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e) (2))
[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

THE INVESTMENT HOUSE FUNDS
(Name of Registrant as Specified in Its Charter)

(Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and  identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:

2.  Form, Schedule or Registration Statement No.:

3.  Filing Party:

4.  Date Filed:

PROXY CARD FOR The Investment House Growth Fund Proxy for A Special Meeting of Shareholders – October 12, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints David L. Kahn and Wade R. Bridge, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of The Investment House Growth Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on October 12, 2012 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.  The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 24, 2012

The votes entitled to be cast by the undersigned, when this proxy is properly executed, will be cast in the manner directed on the reverse side of this proxy card. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal.  The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-884-5882. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 12, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/investmenthouse.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

To cast your vote by phone with a proxy voting representative, call toll-free 1-800-884-5882 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
NOTE: Please sign exactly as your name appears on this Proxy.  If signing for an estate, trust or corporation, title or capacity should be stated.  If the shares are held jointly, both signers should sign.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope

Option below is available 24 hours a day / 7 days a week		Shareholder sign here Date

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.	Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

The Investment House Growth Fund	CONTROL NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Fund, please remember to vote all of your ballots!

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

 YOUR PROMPT ATTENTION WILL HELP US AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side of this proxy card before mailing in your vote.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

	FOR	AGAINST	ABSTAIN
1. With respect to approval of an investment management agreement with The Investment House LLC.	[ ]	[ ]	[ ]

THANK YOU FOR VOTING

The Investment House Funds
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2012

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1

Notice of Special Meeting of Shareholder	2

Proxy Statement	3

Proposal: To Approve an Investment Management Agreement	4

Outstanding Shares and Voting Requirements	10

The Investment House LLC	10

Information on the Operation of the Fund	11

Principal Shareholder	13

Trustees’ Ownership of Fund Shares	13

Other Matters	14

Exhibit A: Management Agreement	15

LETTER FROM THE PRESIDENT

The Investment House Funds
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

August 24, 2012

Dear Shareholder,

I am writing to inform you of an upcoming Special Meeting of the shareholders of The Investment House Growth Fund (the “Fund”), formerly the GKM Growth Fund, to be held at 10:30 a.m., Eastern time, on Friday, October 12, 2012 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450,  Cincinnati, Ohio 45246.  At this meeting, you are being asked to vote on the approval of an investment management agreement between the Fund and The Investment House LLC (“TIHL”).  The Board of Trustees of your Fund believes that this proposal is in the Fund’s and your best interest.

On April 30, 2012, Jed M. Cohen and I resigned our positions as Senior Managing Director and Managing Director, respectively, of First Western Investment Management, Inc.  We, however, continue to serve as the Fund’s portfolio managers under an interim management agreement with TIHL, a Securities and Exchange Commission registered investment advisory firm that we recently formed.  TIHL’s business objective is to provide investment management services to high net worth individuals, investment companies and pension and profit sharing plans.  The interim management agreement was unanimously approved by the Board of Trustees of The Investment House Funds on June 20, 2012.  Assuming Fund shareholders approve the proposed management agreement, Mr. Cohen and I will continue to manage the day-to-day operations of the Fund.  As you know, I have been managing the Fund since its inception and will continue in that role pending your approval.  Mr. Cohen has also managed the Fund in his capacity as co-portfolio manager for virtually all the Fund’s existence.  Your approval of the management agreement with TIHL will not result in a fee increase for you as a shareholder of the Fund.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day.  Please don't.  When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.  PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

The Board of Trustees has approved the proposal described herein and recommends a vote "FOR" the proposal.  If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us toll free at 1-888-456-9518.

I appreciate your consideration of this important proposal.  Thank you for investing with the Fund and for your continued support.

Sincerely,
Timothy J. Wahl
President
The Investment House Funds

THE INVESTMENT HOUSE FUNDS
(Formerly The GKM Funds)

The Investment House Growth Fund
(Formerly the GKM Growth Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 12, 2012

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of The Investment House Growth Fund, a series of The Investment House Funds, will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on October 12, 2012 at 10:30 a.m., Eastern time, to consider and vote on the following matters:

1.
To approve an investment management agreement with The Investment House LLC.  No fee increase will result from approving this proposal, nor will there be a change in the key investment personnel serving the Fund.

2.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

Shareholders of record at the close of business on August 22, 2012 are entitled to notice of and to vote at this meeting or any adjournment thereof.

By order of the Board of Trustees,

Wade R. Bridge
Assistant Secretary

August 24, 2012

Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the meeting.  You may also vote your shares via the Internet or by Phone.  Please see your proxy card for information on how to vote your shares via the Internet or telephone.

THE INVESTMENT HOUSE FUNDS
(Formerly The GKM Funds)

SPECIAL MEETING OF SHAREHOLDERS OF
THE INVESTMENT HOUSE GROWTH FUND
(Formerly the GKM Growth Fund)

To Be Held on October 12, 2012

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of The Investment House Funds (“the Trust”) of proxies for use at the special meeting of shareholders of The Investment House Growth Fund (the “Fund”) or at any adjournment thereof.  The principal address of the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  This proxy statement was first mailed to shareholders on or about August 27, 2012.

The purpose of the meeting is to consider the approval of a Fund investment management agreement (the “Management Agreement”) with The Investment House LLC (“TIHL”).  TIHL is a Securities and Exchange Commission registered investment advisory firm formed by Messrs. Jed M. Cohen and Timothy J. Wahl.  Mr. Wahl has served as portfolio manager to the Fund since its inception on December 28, 2001.  Mr. Cohen served as co-portfolio manager to the Fund from its inception through April 30, 2012.  Currently, Messrs. Wahl and Cohen are co-portfolio managers of the Fund pursuant to an interim management agreement (the “Interim Agreement”).  Messrs. Cohen and Wahl will continue to serve as the individuals primarily responsible for the management of the Fund, subject to shareholder approval of the Management Agreement.  Approval of the Management Agreement with TIHL will not result in a fee increase for you.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Fund has retained AST Fund Solutions to solicit proxies for the Meeting.  AST Fund Solutions is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $6,500, and will be paid by the Fund.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund.  Such solicitation may be by telephone, facsimile or otherwise.  The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL:
TO APPROVE AN INVESTMENT MANAGEMENT AGREEMENT

Background

Effective April 30, 2012, Messrs. Jed M. Cohen and Timothy J. Wahl resigned their positions as Senior Managing Director and Managing Director, respectively, of First Western Investment Management, Inc. (“FWIM”), the former investment adviser to The Investment House Growth Fund (the “Fund”).  Messrs. Wahl and Cohen had been managing the Fund’s investment portfolio since the Fund’s inception on December 28, 2001.  As a result of their resignation, the Independent Trustees of The Investment House Funds (the “Trust”) held a Special Board of Trustees meeting on April 30, 2012 to evaluate the Fund’s immediate portfolio management requirements.  The Board considered, among other things, the high quality of Mr. Wahl’s portfolio management services to the Fund since the Fund’s inception.  In consultation with legal counsel, the Board, including all of the Independent Trustees, decided to:

•	Provide 60 days’ written notice to FWIM to terminate the current investment management agreement (the “Current Management Agreement”) with FWIM, which would then terminate on June 30, 2012.
•	Immediately suspend FWIM’s authority to trade portfolio securities for the Fund; however, FWIM would continue to be responsible for all other responsibilities under the Current Management Agreement.
•
Request that Mr. Wahl manage the Fund’s assets – on an “internal” temporary basis – in his capacity as President and Trustee of the Trust, at least until the Board could select a permanent investment adviser for the Fund.

The Fund paid all advisory fees under the Current Management Agreement to FWIM during the 60-day notice period.  The Fund, however, did not compensate Mr. Wahl for his portfolio management services.  Mr. Wahl agreed to provide the Board-requested services to the Fund.

Also on June 20, 2012, the Board of Trustees met in person and unanimously approved an interim management agreement (the “Interim Agreement”) with TIHL, an investment adviser formed by Messrs. Wahl and Cohen.  The Interim Agreement was effective July 1, 2012 and its terms, including the amount of compensation payable to TIHL, are substantially identical to those of the recently terminated investment management agreement, except that the Interim Agreement has a maximum term of 150 days.  Under the Interim Agreement, Messrs. Wahl and

Cohen serve as co-portfolio managers and they will continue in this capacity following shareholder approval of the Management Agreement.

The Management Agreement

The Management Agreement, if approved by shareholders, will replace the Interim Agreement.  Under the Management Agreement, TIHL will be responsible for selecting portfolio securities for investment by the Fund, purchasing and selling securities for the Fund and placing orders for the execution of such portfolio transactions.  TIHL will pay all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the Independent Trustees, acquired fund fees and expenses, Rule 12b-1 expenses, if any, and extraordinary expenses.  The terms of the Management Agreement are substantially identical to those of the former management agreement, except that the Management Agreement has a different effective date, termination date, and has removed one non-material provision regarding the use of the name “GKM.”

Fees under the Management Agreement will be calculated at the same rate as those previously charged under the former management agreement and those presently charged under the Interim Agreement.  The annual rate paid by the Fund is equal to 1.40% of its average daily net assets.

The Management Agreement, if approved by shareholders, will continue in effect for an initial period of two years and from year to year thereafter, provided that its continuance is specifically approved by the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund.  In either event the continuance of the Management Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance.

The Management Agreement may be terminated at any time upon 60 days’ written notice, without payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by TIHL.  The Management Agreement will automatically terminate in the event of its assignment.

The Management Agreement, like the Interim Agreement and the former management agreement, provides that TIHL will not be liable for any act or omission in connection with the services that it provides to the Fund or for any losses that may be sustained, absent TIHL’s willful misfeasance, bad faith or gross negligence, or its reckless disregard of its obligations and duties under the Management Agreement.

The description of the Management Agreement in this Proxy Statement is only a summary.  The form of the Management Agreement is attached hereto as Exhibit A.  You should read the Management Agreement.

Interim Agreement

In order for TIHL to continue as the Fund’s investment manager, the Board of Trustees, including all Independent Trustees, by vote cast in person on June 20, 2012, unanimously approved the Interim Agreement with TIHL pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”).  The Interim Agreement is dated July 1, 2012.  The Interim Agreement terminates upon shareholder approval of the Management Agreement, unless it sooner terminates according to its terms, as described below.

The Interim Agreement is substantially identical to the former management agreement and the Management Agreement in all material respects, except that it has a maximum term of 150 days, as required by Rule 15a-4.

If the shareholders of the Fund do not approve the Management Agreement within 150 days of July 1, 2012, the Trustees will consider other Fund portfolio management arrangements in accordance with the 1940 Act.

Evaluation by the Board of Trustees

On June 20, 2012, the Board of Trustees unanimously approved the Management Agreement at an in-person meeting.  The Trustees were advised by independent counsel of their statutory, fiduciary and other legal obligations in evaluating and approving the Management Agreement.

Before approving the Management Agreement, the Trustees requested such information from TIHL as they deemed reasonably necessary to evaluate the terms of the Management Agreement.  The Trustees reviewed, among other things:

•	The investment performance of the Fund;
•	The investment support services provided to the Fund;
•	The administration services provided to the Fund;
•	The expense charged to the Fund;
•	The extent to which economies of scale would be realized as the Fund grows; and
•	The potential profits to be realized by TIHL from its relationship with the Fund.

The Trustees also reviewed the background, qualifications, education and experience of TIHL’s investment, compliance and operational personnel.  They considered Messrs. Cohen’s and Wahl’s decision to continue serving as the Fund’s portfolio managers.  The Trustees further considered Mr. David Kahn’s decision to remain as Chief Compliance Officer of the Trust and oversee the Trust’s relationships with the other service providers.  The Independent Trustees were advised by experienced independent counsel throughout the process.  Prior to voting, the Independent Trustees reviewed the Management Agreement with representatives of TIHL and also met with counsel in a private session where no representatives of TIHL were present.

Investment Performance

The Trustees discussed the importance of the Fund’s investment performance in evaluating TIHL and noted that investment performance is a key indicator of the nature and quality of an investment adviser’s services.  In considering investment performance, the Trustees were advised by independent counsel that the Board could appropriately consider the Fund’s prior performance because Messrs. Wahl and Cohen managed the Fund’s assets while at FWIM, and they will continue to do so at TIHL.  The Trustees also reviewed Messrs. Wahl’s and Cohen’s responsibilities for managing the Fund’s assets.

The Trustees reviewed information regarding the Fund’s prior performance, including comparative performance reports prepared by management, the Fund’s Morningstar DirectSM investment summary, and Fund performance information provided by TIHL.  The Trustees observed that the Fund has out-performed the S&P 500 Index and Russell 3000 Index over 1-, 5-, and 10-year periods.  While aware that past performance is not necessarily indicative of future results, the Trustees concluded that the historical performance of the Fund compared favorably in relation to similar funds, and that it was reasonable to expect that the Fund would provide satisfactory performance in the future.

The Trustees discussed the Fund’s low portfolio turnover ratio in achieving its performance, noting that a low portfolio turnover rate generally means that the Fund has incurred significantly less transaction costs than other funds.

Investment Support Services

The Trustees discussed investment support service considerations.  They noted that investment research, portfolio management, trading, administration, and distribution/marketing are factors that they should consider.  The Trustees reviewed TIHL’s Form ADV (Part 1 and 2A) and the proposed portfolio managers’ biographies.  The Trustees observed that Mr. Wahl currently serves as President of TIHL, is primarily responsible for research and equity management, and has spent the last 20 years in the capital markets arena.  They also observed that Mr. Cohen is currently the Senior Managing Director of TIHL and has over 50 years of investment experience.  They noted that Messrs. Wahl and Cohen would jointly and primarily be responsible for the Fund’s day-to-day management under the Management Agreement.  The Trustees also reviewed a summary of TIHL’s securities trading practices.

The Trustees reviewed TIHL’s compliance policies and procedures.  They noted that TIHL has adopted compliance policies and procedures modeled after those used by the Fund’s previous advisers.  The Trustees considered representations made by the Trust’s Chief Compliance Officer that the policies and procedures are adequate to cover the operations of TIHL and in particular the services provided to the Fund.

Administration Services

Ultimus Fund Solutions, LLC (“Ultimus”) would continue to provide administration services to the Fund, as it has done since December 2001.  The Trustees reviewed Ultimus’ services including: management and supervision of Fund operations, coordination of Board and shareholder meetings, regulatory and compliance assistance, and Fund accounting and pricing services.  The Trustees also reviewed the transfer agency and shareholder services that Ultimus provides, which include: transaction processing (including complete servicing in support of all distribution channels), shareholder servicing, communications with shareholders, and anti-money laundering compliance and identity theft prevention.  The Trustees observed that the services that Ultimus would provide would be identical to those services that it currently provides to the Fund.

Expenses

The Trustees understood that a fund’s expense ratio is another “traditional yardstick” of an adviser’s performance and that the expense ratio should be examined in relation to the nature and quality of the services provided.  They noted that the Management Agreement has the same fee and expense arrangement as the Fund had under its prior management agreement with FWIM.  They also noted that, except for certain designated expenses, TIHL would charge the Fund a unitary fee of 1.40% on an annualized basis.

In addition, the Trustees reviewed other materials relating to the Fund’s expenses on a comparative basis.  Among other information, the Trustees reviewed Morningstar DirectSM expense ratio information, a comparative management-prepared expense summary, and Morningstar DirectSM large cap growth category information.

TIHL will pay the majority of the Fund’s operating expenses from its own resources, unlike the arrangements of most of the other funds included in the Morningstar comparisons.  For this reason, the Trustees determined to attach more relevance to the comparisons with the Fund’s overall expense ratio than to the advisory fee comparisons.

The Trustees reviewed the comparative Fund expense information.  They specifically noted that the Fund’s total expense ratio (1.41% excluding borrowing costs in the most recent fiscal year), while higher than the average of all funds classified by Morningstar as large growth (1.32%), is less than the average expense ratio of such funds having less than $50 million in assets (1.63%).

Economies of Scale

The Trustees understood that an investment adviser may realize “economies of scale” in operational costs as a fund’s assets increase.  They further understood that an adviser sharing economies of scale with fund shareholders is an important factor to consider in determining the propriety of an advisory contract.  The Trustees observed that economies of scale were not presently an issue regarding TIHL’s operations since TIHL is a relatively new adviser.  The Trustees agreed to revisit the economies of scale factor should there be significant growth in the Fund’s assets.

Profitability

The Trustees understood that an adviser’s profitability from its fund business is another factor to consider in evaluating an advisory agreement.  Because the Fund’s engagement of TIHL would be new, there was no history of TIHL’s profitability with regard to the Fund.  However, the Trustees reviewed pro forma financial statements for TIHL and a pro forma profitability analysis for TIHL.  The Trustees concluded that the projected profit margin that TIHL from Fund operations would realize would be within an acceptable range and was reasonable.  The Trustees also considered representations from TIHL that the principals of TIHL are committed to supporting the operations and financial commitments of TIHL.

The Independent Trustees also considered any “fallout benefits” to TIHL, which would include other fees and benefits such as brokerage commissions, that TIHL would receive from serving as adviser to the Fund.  They observed that there did not appear to be any such benefits.  Therefore, they viewed any possible fallout benefits as secondary factors in connection with evaluating the reasonableness of the Fund’s advisory fees.

Legal Actions

The Trustees reviewed legal actions that involved certain TIHL personnel.   The Trustees considered statements made by representatives of TIHL that any anticipated litigation expenses are not expected to hinder TIHL’s financial ability to serve the Fund.

Conclusion

Based on the Trustees’ review of the noted factors as well as others, the Board, including each of the Independent Trustees, concluded that:  (i) the Management Agreement is in the best interests of the Fund and its shareholders; (ii) the nature and quality of the services to be provided under the Management Agreement are necessary for the operation of the Fund; and (iii) the fees to be charged pursuant to the Management Agreement are fair and reasonable with respect to the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Management Agreement.  Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to approve the Management Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

Outstanding Shares and Voting Requirements

The Board of Trustees has fixed the close of business on August 22, 2012 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders of any adjournment thereof.  As of the Record Date, there were 2,445,493.88 shares of beneficial interest, no par value, of the Fund outstanding.  All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

The vote of a majority of the outstanding shares of the Fund is required for approval of the Management Agreement.  The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the Fund’s outstanding shares is necessary to constitute a quorum at the meeting.  If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date.  If a quorum is present at the meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, “broker non-votes” and abstentions on the Proposal effectively will be a vote against the Proposal.

The Trustees of the Fund intend to vote all of their shares in favor of the proposal described herein.  All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund’s outstanding shares on the Record Date.

The Investment House LLC

The Investment House LLC, 11150 Santa Monica Boulevard, Suite 350, Los Angeles, California 90025, is a limited liability company organized in the state of Delaware.  In addition to serving as investment adviser to the Fund, TIHL intends to provide investment advisory services to high net worth individuals and pension and profit sharing plans.

TIHL started operations in May 2012, and the principal owners are Timothy J. Wahl and Jed M. Cohen.  The address and principal occupation of each principal executive officer of TIHL are set forth in the table below.  Mr. Timothy J. Wahl also serves as President and Trustee of the Fund.

Name and Address	Principal Occupation
Jed M. Cohen 11150 Santa Monica Boulevard Suite 350 Los Angeles, California 90025	Managing Member of TIHL
Timothy J. Wahl 11150 Santa Monica Boulevard Suite 350 Los Angeles, California 90025	Managing Member of TIHL

Each person listed below is a Trustee and/or officer of the Trust and an employee of TIHL:

Position with
Employee Name	the Trust
Timothy J. Wahl	Trustee and President
David L. Kahn	Secretary and Chief Compliance Officer

During the fiscal year ended July 31, 2012, the Fund paid management fees of $517,760 to FWIM, the Fund’s previous investment adviser.  The former management agreement, dated June 26, 2009, was last approved by shareholders of the Fund at a meeting on June 26, 2009.  At that meeting of shareholders, FWIM was approved as investment manager for the Fund and served as such until May 1, 2012 when the investment management agreement was terminated by the Board of Trustees of the Trust.  Pursuant to the terms of the terminated management agreement, FWIM was paid its management fee through June 30, 2012.

Information on the Operation of the Fund

Distribution of Shares.  Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, serves as the Fund’s principal underwriter.  The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC, the Fund’s administrator, transfer agent and fund accountant.

Administration and Other Services.  The Fund has entered into agreements with Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246,

whereby Ultimus is responsible for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund.  For providing administration services to the Fund, TIHL pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.  For providing fund accounting services to the Fund, TIHL pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund’s average net assets.

Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request.  To request the annual report, please call us toll free at 1-888-456-9518, or write Wade Bridge, Assistant Secretary, The Investment House Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  The Fund’s Annual Report and Proxy Statement are available for download at www.gofilepoint.com/TIH.

Principal Shareholder

As of the Record Date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 34.32% of the outstanding shares of the Fund.  Since Schwab’s ownership is in record form it is not considered a “control” shareholder for purposes of this shareholder meeting.  The Fund is not aware of a shareholder that owns beneficially more than 5% of the Fund’s outstanding shares.

Trustees’ Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee of the Fund as of the Record Date.

Name and Address of Trustee	Dollar Range of of Beneficial Shares Owned	Percentage Ownership of Fund Shares
Timothy J. Wahl 11150 Santa Monica Blvd Los Angeles, CA 90025	$10,001 — $50,000	**
Darrin F. DelConte 11150 Santa Monica Blvd Los Angeles, CA 90025	$50,001— $100,000	**
Brian Horner 11150 Santa Monica Blvd Los Angeles, CA 90025	$10,001 — $50,000	**
Nicholas G. Tonsich 11150 Santa Monica Blvd Los Angeles, CA 90025	$1 — $10,000	**

**	Trustee owns less than 1% of the outstanding shares of the Fund.

Other Matters

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust has not received any shareholder proposals to be considered for presentation at the meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to David L. Kahn, Secretary of The Investment House Funds, 11150 Santa Monica Boulevard, Suite 350, Los Angeles, California 90025.

By Order of the Board of Trustees,

Wade R. Bridge
Assistant Secretary

Date: August 24, 2012

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  You may also vote your shares via the Internet or by telephone.  Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A

MANAGEMENT AGREEMENT

TO:	The Investment House LLC.
11150 Santa Monica Boulevard
Los Angeles, CA 90025

Dear Sirs:

The Investment House Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company.  The Trust currently offers one series of shares to investors, The Investment House Growth Fund (the “Fund”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies.  You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.       ALLOCATION OF CHARGES AND EXPENSES

You will pay all operating expenses of the Fund not specifically assumed by the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.  For purposes of this Agreement, “operating expenses of the Fund” shall not include advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares (including expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto.  The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.  You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.       COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.40% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.       EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.  Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.       LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved  by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

8.       LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The Investment House Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees  of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.  A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

9.       SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

10.     QUESTIONS OF INTERPRETATION

(a)  This Agreement shall be governed by the laws of the State of Ohio.

(b)  For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

11.     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 11150 Santa Monica Boulevard, Suite 350, Los Angeles, CA 90025, and your address for this purpose shall be 11150 Santa Monica Boulevard, Suite 350, Los Angeles, CA 90025.

12.     COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.     BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

14.     CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

THE INVESTMENT HOUSE FUNDS

By:	______________________

Print Name:	Timothy J. Wahl

Title:	President

Date:	____________, 2012

ACCEPTANCE

The foregoing Agreement is hereby accepted.

THE INVESTMENT HOUSE LLC.

By:	______________________

Print Name:	Timothy J. Wahl

Title:	Managing Member

Date:	____________, 2012